UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 2, 2025
ModivCare Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 E. Layton Avenue,	12th Floor
Denver,	Colorado	80237
(Address of principal executive offices)		(Zip Code)

(720) 258-2130
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	MODV	The NASDAQ Global Select Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As described in the Current Reports on Form 8-K filed by ModivCare Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on March 11, 2025 and March 14, 2025, the Company has issued $301,165,000 in aggregate principal amount of its 5.000%/10.000% Second Lien Senior Secured PIK Toggle Notes due 2029 (the “Second Lien Notes”), the interest with respect to which is payable in cash or payable-in-kind semi-annually in arrears beginning on April 1, 2025, in exchange for $30,000,000 cash and $271,165,000 in aggregate principal amount of the Company’s then outstanding 5.000% Senior Notes due 2029. The financings completed in conjunction with the issuance of the Second Lien Notes were completed in connection with and in addition to the establishment by the Company of an incremental term loan facility, in an aggregate principal amount of $75,000,000, under the Company’s Credit Agreement, dated as of February 3, 2022 (as amended through the Fifth Amendment thereto dated as of January 9, 2025, with JPMorgan Chase Bank, N.A., as administrative agent, swing line lender and an issuing bank, Wells Fargo Bank, National Association, as an issuing bank, Truist Bank and Wells Fargo Bank, National Association, as co-syndication agents, Deutsche Bank AG New York Branch, Bank of America, N.A., Regions Bank, Bank of Montreal and Capital One, National Association, as co-documentation agents, and JPMorgan Chase Bank, N.A., Truist Securities, Inc. and Wells Fargo Securities, LLC, as joint bookrunners and joint lead arrangers, and the other lenders party thereto, all as further described in the Current Report on Form 8-K filed by the Company with the Commission on January 10, 2025. The Company completed these financings in furtherance of its disclosed objectives of managing and maintaining liquidity in support of the Company’s operational needs while executing on its strategic initiatives to monetize assets and ultimately reduce indebtedness.
In furtherance of the foregoing, the Company has elected, for the interest period from October 1, 2024, through March 31, 2025, to make its initial interest payment with respect to its Second Lien Notes as a payment-in-kind (“PIK”) in lieu of a cash interest payment. As a result, on April 1, 2025, the Company paid $15,058,250 in PIK interest with respect to the Second Lien Notes by issuing additional Second Lien Notes. Following this PIK interest payment, the aggregate principal amount of outstanding Second Lien Notes is $316,223,250. Prior to each future interest payment, the Company will evaluate whether to elect a PIK interest payment or a cash interest payment with respect to the then outstanding Second Lien Notes, considering at that time its liquidity and other relevant factors and strategic objectives.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ModivCare Inc.

Date: April 2, 2025	By:	/s/ Faisal Khan
	Name:	Faisal Khan
	Title:	Senior Vice President, General Counsel and Secretary